Prospectus Supplement
John Hancock Bond Trust (the Trust)
John Hancock High Yield Fund (the fund)
Supplement dated June 25, 2026 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
At its meeting held on June 23-25, 2026, the Trust’s Board of Trustees (the Board) approved a new sub-subadvisory agreement between Manulife Investment Management (US) LLC (“Manulife IM (US)”), the fund's subadvisor, and CQS (US), LLC with respect to the fund, effective on or about June 25, 2026 (the Effective Date).
Also effective on the Effective Date, Manulife IM (US) entered into a participating affiliates agreement with CQS (UK) LLP, an affiliate of Manulife IM (US), with respect to the fund.
Accordingly, as of the Effective Date, the following is added under the heading “Investment management”:
Sub-subadvisor CQS (US), LLC
In addition, as of the Effective Date, James Gearhart, CFA, no longer serves as a portfolio manager of the fund. Accordingly, as of the Effective Date, all references to Mr. Gearhart are removed from the Summary Prospectus.
Moreover, as of the Effective Date, Tim Jarombek, CFA and Darren Toner are added as portfolio managers of the fund. Jonas Grazulis, CFA and Caryn E. Rothman, CFA continue as portfolio managers of the fund and, together with Tim Jarombek, CFA and Darren Toner, are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
Accordingly, as of the Effective Date, the following is added under the heading “Portfolio management”:
Tim Jarombek, CFA
Portfolio Manager
Managed the fund since 2026
Darren Toner
Senior Portfolio Manager and Team Lead
Managed the fund since 2026
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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